Supplement dated December 14, 2018 to

PNC Funds Prospectus dated September 28, 2018 and

PNC Treasury Plus Money Market Fund Prospectus dated November 21, 2018, each as supplemented

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

(the “Funds”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectuses and should be read in conjunction with those documents.

The information contained in the table under the “Example” heading within the Section titled “Fund Fees and Expenses” for the classes listed below only is hereby replaced with the following:

	1 Year	3 Years	5 Years	10 Years
PNC Government Money Market Fund - Class A Shares	$44	$160	$286	$655
PNC Treasury Money Market Fund - Class A Shares	$49	$176	$314	$716
PNC Treasury Plus Money Market Fund — Service Shares	$54	$170	$296	$665

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-SUP-PRO-121418